UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 30, 2007


                               CEL-SCI CORPORATION
                         -----------------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                           1-11889                  84-0916344
---------------------------       -------------------        ------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
               ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (703) 506-9460

                                       N/A
                            -----------------------
                (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing

     In April 2007, CEL-SCI raised approximately $15,000,000 from the sale to a group of private investors of 20,043,333 shares of common stock, 10,021,667 Series L warrants, and 10,021,667 Series M warrants. The shares and warrants were sold as Units at a price of $0.75 per Unit. Each Unit consisted of one share of CEL-SCI's common stock, one-half of a Series L warrant and one-half of a Series M warrant.

     Each Series L warrant allows the holder to purchase one share of CEL-SCI's common stock for $0.75. Each Series M warrant allows the holder to purchase one share of CEL-SCI's common stock for $2.00. The Series L and M warrants expire on March 31, 2012.

     On April 30, 2007 CEL-SCI received a Warning Letter from the American Stock Exchange advising CEL-SCI that it had failed to file an Additional Listing Application with the AMEX for the sale of the shares in the April financing.

     Section 301 of the AMEX Company Guide provides that a listed company is not permitted to issue additional securities of a listed class until it has filed an application for the listing of such additional securities and received notification from the AMEX that the securities have been approved for listing.

     On May 4, 2007 the AMEX notified CEL-SCI that the shares sold in the April financing had been approved for listing.

     The Warning Letter did not affect CEL-SCI's listing on the AMEX and CEL-SCI's common stock continues to trade under the symbol "CVM".

Item 9.01   Financial Statements and Exhibits


           None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 2007.
                                    CEL-SCI CORPORATION



                                 By:  /s/ Geert R. Kersten
                                      -------------------------------------
                                      Geert R. Kersten, Chief Executive Officer